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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 1998

                           HIGHWOODS PROPERTIES, INC.
                           --------------------------
              (Exact name of registrant specified in its charter)

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
       Maryland                        1-13100                        56-1871668
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
(State of Incorporation)      (Commission File Number)      (IRS Employer Identification No.)
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         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (919) 872-4924


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ITEM 5:  OTHER EVENTS

         The purpose of this filing is to set forth as an exhibit Amendment No. 1 to the Agreement and Plan of Merger by and among Highwoods Properties, Inc., Jackson Acquisition Corp. and J.C. Nichols Company, dated as of April 29, 1998.



ITEM 7:  Financial Statement and Exhibits

Exhibit No.      Description

      2.1        Amendment No. 1 to Agreement and Plan of Merger By and
                 Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J. C. Nichols Company dated as of April 29, 1998.

      2.2 Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J.C. Nichols Company dated as of December 22, 1997.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HIGHWOODS PROPERTIES, INC.


                                         By:/s/ Carman J. Liuzzo
                                         Name: Carman J. Liuzzo
                                         Title:  Vice President and
                                                 Chief Financial Officer

Date:  May 4, 1998

                                  EXHIBIT INDEX


Exhibit                        Description

  2.1 Amendment No. 1 to Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J. C. Nichols Company dated as of April 29, 1998.

  2.2 (1) Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J. C. Nichols Company dated as of December 22, 1997.

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(1) Filed as part of the Company's Annual Report on Form 10-K for the year ended
    December 31, 1997 and incorporated by reference.